SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443
(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.    On February 12, 2020, the Compensation Committee of the Registrant’s board of directors adopted a Bonus Award Program for the Registrant’s salaried employees and management trainees effective November 1, 2019. If the Registrant meets net income per share and minimum return on average stockholders’ equity goals for the fiscal year ended October 31, 2020, the program provides for the award of bonuses to eligible participants equal to a percentage of their base salary. For the Named Executive Officers and certain other key members of management, the total potential award has two components: a percentage based on the Registrant’s earnings per share, and a percentage based on the Registrant’s operational performance as measured by Agristats, a private industry benchmarking service that analyzes performance data submitted by a significant majority of the poultry industry. If the Registrant earns the maximum earnings per share goal under the program, and if it performs at the top tier of operational performance specified in the program (as reported by Agristats), the Named Executive Officers would earn the maximum possible bonus under the program as follows: $3,036,600 for the Chairman and Chief Executive Officer (200% of base salary), $1,202,938 for the President (160% of base salary), $901,975 for the Treasurer, and Chief Financial and Legal Officer (140% of base salary), and $271,805 for the Secretary and Controller (principal accounting officer) (80% of base salary).

The foregoing description of the Bonus Award Program does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Award Program, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Also on February 12, 2020, the Compensation Committee ratified the payment of certain miscellaneous items of compensation during fiscal 2019 to the Registrant’s Named Executive Officers, as follows:

Type	Joe F. Sanderson, Jr., Chairman & CEO	Lampkin Butts, President & COO	D. Michael Cockrell, Treasurer & CFO	Tim Rigney, Secretary
Personal Use of Company and Charter Aircraft	$84,099	$9,859	$29,930	$—
Other Travel Related Expenses	2,955	1,816	225	—
401(k) Matching Contribution	11,000	11,000	11,000	11,000
ESOP Contribution	1,953	1,953	1,953	1,953
Term Life Insurance Premium	148	183	272	272
Matching Charitable Contributions	5,000	6,000	2,500	—
Dividends Paid on Restricted Stock	123,200	32,000	25,920	5,110
Accidental Death Premium	9	12	18	18
Health Plan Benefit	9,323	9,323	9,323	9,323

Total	$237,687	$72,146	$81,141	$27,676

2.    On February 13, 2020, Edward Chisholm, the Registrant’s Director of Operations, became the Registrant’s “principal operating officer.” Lampkin Butts, who had been the Registrant’s Chief Operating Officer until February 13, 2020, will continue in his role as the Registrant’s President. Mr. Chisholm, who is 52, was appointed the Registrant’s Director of Operations effective February 1, 2020. Before that, he had served as the Registrant’s Director of Production since November 2017 and as a Corporate Production Manager for the Registrant from July 2011 to November 2017. The role of Director of Operations is not a corporate office under the Registrant’s By-Laws, but Mr. Chisholm, as Director of Operations, will perform the functions of a “principal operating officer” as that term is used in the rules promulgated under the Securities Exchange Act of 1934, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on February 13, 2020. At the meeting, the stockholders were requested to: (1) elect David Barksdale, Lampkin Butts, Beverly W. Hogan, Phil K. Livingston, and Joe F. Sanderson, Jr. as a Class A Directors to serve until the 2023 annual meeting, and elect Sonia Pérez as a Class C Director to serve until the 2022 annual meeting; (2) approve the Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan; (3) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; (4) determine, in a non-binding advisory vote, the frequency with which the Registrant should hold future non-binding, advisory votes on executive compensation, (5) consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2020; (6) consider and act upon a stockholder proposal to request that the Registrant’s board of directors provide a report on water resource risks and related metrics; and (7) consider and act upon a stockholder proposal to request that the Registrant’s board of directors provide a report on the Registrant’s human rights due diligence process.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on January 10, 2020:

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

Name	For	Against	Abstain	Broker Non-Votes
David Barksdale	19,322,962	117,851	9,274	1,390,366
Lampkin Butts	19,019,296	422,687	8,103	1,390,366
Beverly W. Hogan	19,012,199	429,081	8,807	1,390,366
Phil K. Livingston	17,934,615	1,507,123	8,349	1,390,366
Joe F. Sanderson, Jr.	19,084,197	308,803	57,086	1,390,366
Sonia Pérez	19,388,663	48,396	13,028	1,390,366

2.	The stockholders voted to approve the Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
18,724,648	713,812	11,627	1,390,366

3.	The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on January 10, 2020, by the votes set forth below (representing approval by 96.2% of the votes cast):

For	Against	Abstain	Broker Non-Votes
18,692,771	745,315	12,001	1,390,366

4.	The stockholders voted to hold future non-binding, advisory votes on executive compensation every year by the votes set forth below:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
18,427,262	23,795	988,827	10,202	1,390,366

Following the annual meeting, on the recommendation of its Nominating and Governance Committee, the Registrant’s board of directors voted to hold future advisory votes on executive compensation every year, in accordance with the selection receiving the highest number of votes at the annual meeting.

5.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2020, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
20,452,729	366,820	20,904	—

6.	The stockholders voted to reject the stockholder proposal to request that the Registrant’s board of directors provide a report on water resource risks and related metrics by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
2,086,239	16,211,843	1,152,004	1,390,366

7.	The stockholders voted to reject the stockholder proposal to request that the Registrant’s board of directors provide a report on the Registrant’s human rights due diligence process:

For	Against	Abstain	Broker Non-Votes
7,184,082	12,138,392	127,613	1,390,366

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Sanderson Farms, Inc., Bonus Award Program Effective November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sanderson Farms, Inc., Bonus Award Program Effective November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 18, 2020	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer and Chief Financial Officer